Exhibit 10.2

AMENDMENT TO

SUBSCRIPTION AGREEMENT

This Amendment (this “Amendment”) is made and entered into as of October 25, 2022 (the “Effective Date”), by and between Cartesian Growth Corporation, an exempted company incorporated under the laws of the Cayman Islands (the “Issuer”), and the Subscriber set forth on the signature pages to the Subscription Agreement (as defined below) (the “Subscriber”). The above parties are referred to collectively herein as the “Parties,” and individually as a “Party.”

RECITALS

WHEREAS, the Parties have previously entered into that certain Subscription Agreement, dated September 19, 2022 and attached hereto as Exhibit A (the “Subscription Agreement”), providing for the purchase by the Subscriber of a number of shares set forth on the signature page thereto (the “Base Share Number”); and

WHEREAS, the Issuer desires to amend the Subscription Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Issuer hereby agrees as follows:

A. Defined Terms and Recitals. Except as otherwise defined herein, all capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Business Combination Agreement, as amended, or the Subscription Agreement, as applicable.

B. Amendments to Subscription Agreement. References to “Subscribed Shares” in the Subscription Agreement shall refer to the sum of the Base Share Number plus a number of Shares equal to the product of (a) the number of Sponsor Redemption Shares (as defined in the Sponsor Support Agreement) forfeited pursuant to Section 3 of the Sponsor Support Agreement, multiplied by (b) a fraction (i) the numerator of which is the Base Share Number and (ii) the denominator of which is the sum of the number of Non-Redeemed SPAC Class A Common Shares and the number of Private Placement Shares.

C. No Further Modification. Except as set forth herein, the Subscription Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Subscription Agreement and this Amendment, the terms of this Amendment shall control.

D. Governing Law. This Amendment, and any claim or cause of action hereunder based upon, arising out of or related to this Amendment (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Amendment, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer has caused this Amendment to be executed as of the day and year first written above.

ISSUER:

CARTESIAN GROWTH CORPORATION

By:	/s/ Peter Yu
Name: Peter Yu
Title: Chief Executive Offcier

EXHIBIT A

Subscription Agreement

(attached)